UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Innodata Inc.

(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2020. Meeting Information INNODATA INC. Meeting Type: Annual Meeting For holders as of: April 8, 2020 Date: June 4, 2020 Time: 11:00 AM Location: 55 Challenger Road Suite 202 Ridgefield Park, NJ 07660 Although we currently intend to hold the Meeting in person, due to concerns relating to the evolving coronavirus (COVID-19) pandemic, we may impose additional procedures or limitations on meeting attendees or decide to hold the Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates regarding the Meeting by issuing a press release and filing the press release as definitive additional soliciting material with the Securities and Exchange Commission (the “SEC”), and to announce any such updates on our website (www.innodata.com) under the Investor Relations section. We encourage you to regularly check these resources prior to the Meeting if you plan to attend. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. INNODATA INC. 55 CHALLENGER ROAD, SUITE 202 RIDGEFIELD PARK, NJ 07660 ATTN: AMY AGRESS See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: THE NOTICE AND ANNUAL MEETING PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Please see front of card for possible change regarding location of Annual Meeting. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Jack S. Abuhoff 02) Louise C. Forlenza 03) Stewart R. Massey 04) Nauman (Nick) Toor The Board of Directors recommends you vote FOR proposals 2 and 3. 2.Ratification of the selection of CohnReznick LLP as independent auditors for the year ending December 31, 2020. 3. Advisory approval of executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.